UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

369 Lexington Avenue, 20th Floor, New York, NY 10017

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

ANNUAL REPORT

November 30, 2019

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

Toll Free (877) 4TANAKA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request from your financial intermediary (such as a broker-dealer or bank) or the Fund to receive (free of charge) paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.tanaka.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS

November 30, 2019 (UNAUDITED)

Dear Fellow Shareholder,

                                                        January 2020

Investment and Economic Outlook

We enter 2020 with US stocks near all-time highs as investor worries have eased considerably over the trade dispute between the U.S. and China as well as concerns earlier in the year that we were headed for a recession due to moves by the Federal Reserve to raise short term interest rates higher than bond yields.  In an usual U-turn, the Fed reversed all three of its rate increases and indicated it will be more accommodative to allow further economic expansion and has even hinted that we may be at very low interest rates for some time.  Accordingly, we remain optimistic that this long-tailed economic expansion has further room to run and continue to be constructive on the stock market as persistently low inflation, record low bond yields and accelerating corporate earnings growth support equities. We believe that now is a great opportunity to invest in the Fund as many of our companies are reaching inflection points toward greater profitability at a time of slow economic growth and more modest overall stock market returns.

Persistently Low Interest Rates Fuel “Super Long-Tailed” Economic Expansion. As we have anticipated, the current US economic expansion has extended into a “Super Long-Tailed” economic cycle due to several factors: (1) Demographic trends; (2) Technology permanently lowering inflation; and (3) the Fed and other Central Bankers finally recognizing that inflation and interest rates may remain historically low despite declining unemployment rates. Over the past several decades, aging populations have subdued economic growth and inflation as older workers retire and growth in the younger segments of the workforce slow with the declining birth rate. Technological advancements making goods and services “faster, better, cheaper” have also contributed to stubbornly low inflation during the past two decades as is best exemplified by Amazon, which has leveraged technology and scale to lower prices on consumer goods while consistently lowering delivery times. We believe that aging population trends and efficiencies driven by continuous technological innovation will keep a ceiling on inflation, a fact that central bankers around the world are just beginning to acknowledge and understand.

Constructive on Stock Market Outlook. Although the U.S. stock market valuations are on the high end of the historical range, it is important to understand how persistently low inflation and record low interest rates are supportive of a constructive outlook on equities – as long as the economy and corporate profits can continue to grow.  The U.S. economy remains healthy and leading indicators suggest global economic growth may be bottoming which should support corporate earnings growth going forward.  A Phase 1 agreement between the U.S. and China has eased global trade tensions and may remove the uncertainty that has restrained business investment in the last two years.  Persistently low inflation, slow economic growth and monetary policy easing overseas have led to record low and even negative bond yields globally, pushing U.S. bond yields lower.  This “Goldilocks” scenario of moderate growth,  unusually low inflation, record near-zero interest rates and accommodative monetary policies across the globe have produced an

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (CONTINUED)

November 30, 2019 (UNAUDITED)

unusual condition where in the U.S., 10-Year Treasury bond yields are below the dividend yield on the S&P 500 as of the writing of this letter (1.73% vs. 1.75%, respectively).  These factors reinforce our view that equities are still attractive versus bonds and current P/E valuations can be supported by the unusually low interest rate environment.  While multiple expansion drove the 2019 rally in stocks as earnings paused, stock market gains in 2020 will be underpinned by a return to growth in corporate earnings.  In the next 12 months, we believe that U.S. corporate earnings could grow in the mid-single digits and could lead to similarly-sized gains in the stock market.

We continue to monitor global economic growth, trade conflicts, potential disruptive geopolitical events, Federal Reserve actions, and the upcoming US Presidential election as possible risks to our outlook.

Modestly Higher Stock Market Favors Stock Pickers – Emphasizing Earnings and Cash Flow. We continue to believe that it is becoming more important to emphasize stock-picking that will find companies uniquely positioned to generate better than expected earnings growth in a slow-growth economy and modestly higher stock market. As we referenced in our prior quarterly letter, our top-down call on Biotechnology over the last three years has yielded mixed success as these stocks are largely driven by clinical trial results, which we have found to be more unpredictable in nature. We are reducing emphasis on smaller emerging growth companies like those in Biotech in favor of companies that consistently generate stronger than expected earnings and cash flow. We are returning to our core competency of identifying companies with platforms that can continually drive growth through successive products and services and are focused on companies benefiting from secular themes such as 5G, Artificial Intelligence, Internet of Things, Electric Vehicles, and E-Commerce.

Review of Fiscal Year 2019

In the Fund’s fiscal 4th Quarter ending 11/30/19, the Fund was up 6.2% vs. gains of 7.4% and 8.5% for the Russell 3000 Growth and Wilshire 2500 Growth indexes. For the fiscal year ending 11/30/19, the Fund was up 2.2% vs. total returns of 20.3% and 19.2% for the Russell 3000 Growth and Wilshire 2500 Growth indexes. For the calendar year ending 12/31/19, the Fund was up 18.8% vs. gains of 35.8% and 35.3% for the Russell 3000 Growth and Wilshire 2500 Growth indexes.

During the year, our portfolio benefited from strong gains in our Technology (including Semiconductors), Financial, and Industrial holdings as well as several Biotechnology positions. Our underperformance can be attributed to declines in our Materials holdings, certain Biotechnology and Technology stock-picks as well as an underweighting of Technology in our portfolio relative to our historical average. In recent years we reduced some of our Technology exposure in favor of innovative Biotechs and other disruptive small-cap companies, a move that has led to underperforming returns. We are now getting back to our roots in identifying companies that have proprietary platforms, are generating sustainable earnings and cash flow, and benefiting from secular trends.

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (CONTINUED)

November 30, 2019 (UNAUDITED)

The largest contributors to performance in 2019 were our core Technology holdings and beneficiaries of the upcoming transition to 5G cellular technologies. Apple was up 88% for the year as its iPhone 11 launch exceeded expectations and its Wearables and Services businesses strengthened. We anticipate a strong upgrade cycle next Fall when Apple launches its first lineup of 5G iPhones as many of the owners of older iPhones upgrade to next-generation devices. Qualcomm also gained this year after it announced an agreement with Apple and provided strong guidance for its fiscal 2020 in which the first 5G smartphones launch carrying its modems and RF modules.

Catalyst Pharmaceuticals was up over 90% for the year on stronger than expected sales of its drug for the treatment of LEMS, a rare neuromuscular disease. The company will have Phase 3 trial results for a new disease indication in the first half of 2020 which, if positive, could lead to accelerated sales and earnings growth in 2021 and beyond.

Several of our cyclical stocks in the Financial and Industrial sectors also outperformed. Stifel, a financial services company, was up over 45% this year on continued earnings outperformance led by asset growth and expanding margins. Honeywell’s shares appreciated double digits due better than expected revenue and earnings growth and successful spin-offs of two of its slower growth businesses.

Our two Materials holdings were laggards in our portfolio and were down for the year. The need for a capital raise weighed on Amyris’s shares, however we expect the company to complete a financing event within the next 1-2 months that should fund operations until it reaches cash flow breakeven in 2020. This event should allow investors to return focus to the underlying business which we expect to grow over 70% this year led by products in clean beauty, flavor and fragrance, sweetener, and cannabinoid markets. NexGen Energy shares were down with the uranium industry after a ruling by the administration was delayed, but an announcement in coming months could provide clarity for US utilities to begin contracting their uranium needs for the next decade.

Nanoco, a Quantum Dot-based Technology company, lagged the market after a setback with its large US customer. However, the company announced that it is has engaged with multiple interested parties in regard to a potential sale of the company. We believe that Nanoco is an attractive acquisition target for semiconductor companies in the sensor space and could be acquired at a significant premium to its current valuation, which reflects a considerable discount to the value of its IP portfolio.

Our two Biotech laggards were Neurotrope and Corcept Therapeutics. Neurotrope released results which unexpectedly failed to confirm a benefit to cognition in Alzheimer’s patients that was demonstrated in its prior trial. Corcept Therapeutics shares were pressured due to ongoing litigation for patent infringement despite the fact that its commercial drug for Cushing’s Disease continues to generate strong revenue and earnings growth. The company’s unique therapeutic platform has multiple drugs in clinical development to treat metabolic and oncologic diseases and we expect several value-creating data readouts in the next 6 to 12 months.

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (CONTINUED)

November 30, 2019 (UNAUDITED)

We remain cautiously optimistic about a continued economic expansion and emphasize that many of our individual stock picks should be able to deliver above-average growth even in a modest growth environment.

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call       1-877-4-TANAKA. TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

Please call or email us if you have any questions. Thank you for your ongoing support!

Graham Tanaka, CFA

Benjamin Bratt

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4-TANAKA.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4-TANAKA.

369 Lexington Ave., 20th Floor,  N.Y.,  N.Y. 10017   Fax : (212) 687-2852   (212) 490-3380  E-mail: tanaka@tanaka.com

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

November 30, 2019 (UNAUDITED)

TANAKA Growth Fund (TGFRX)

Through November 2019

Comparison of the Growth of a $10,000 Investment in the TANAKA Growth Fund, Class R, the Wilshire 2500 Growth Index and the Russell 3000 Growth Index

TANAKA Growth Fund, Class R $20,055
Wilshire 2500 Growth $36,967
Russell 3000 Growth $35,878
Value
$41,000
$36,000
$31,000
$26,000
$21,000
$16,000
$11,000
$6,000
Inception Date 12/30/98
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Date

	YTD Total Return	One Year Total Return	Five Year Average Annual Return	Ten Year Average Annual Return	Total Average Annual Return Since Inception
	12-31-18 to 11-30-19	11-30-18 to 11-30-19	11-30-14 to 11-30-19	11-30-09 to 11-30-19	12-30-98 to 11-30-19
R-Share	18.13%	2.15%	0.58%	5.95%	3.38%
Russell 3000 Growth	31.93%	20.28%	13.38%	15.10%	6.29%
Wilshire 2500 Growth	31.54%	19.24%	12.38%	14.56%	6.44%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through November 30, 2019.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Wilshire 2500 Growth Index is a benchmark of the large and small-sized growth companies in the US equity market. It is a float-adjusted, market capitalization-weighted derivative index of the Wilshire 2500 Index.

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

November 30, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
35.99%
Cash Equivalent
1.08%
Communications
3.35%
Consumer Discretionary
4.78%
Consumer Staples
4.61%
Energy
0.48%
Financials
11.44%
Health Care
16.92%
Industrials
10.29%
Materials
11.06%

Sectors are based on Bloomberg® classifications.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2019

Shares		Value

COMMON STOCKS - 99.13%

Accident & Health Insurance - 6.66%
12,100	Aflac, Inc.	$ 663,564

Air Transportation, Scheduled - 5.54%
4,287	Alaska Air Group, Inc.	295,846
13,288	JetBlue Airways Corp. *	256,060
		551,906
Beverages - 1.36%
1,000	PepsiCo, Inc.	135,830

Cigarettes - 3.27%
2,500	Altria Group, Inc.	124,250
2,435	Philip Morris International, Inc.	201,934
		326,184
Crude Petroleum & Natural Gas - 0.49%
4,760	Carrizo Oil & Gas, Inc. *	30,512
5,000	SRC Energy, Inc. *	17,850
		48,362
Electronic Computers - 17.15%
6,397	Apple, Inc.	1,709,598

Industrial Organic Chemicals - 7.90%
195,892	Amyris, Inc. *	787,486

Measuring & Controlling Device - 7.79%
23,133	Onto Innovation, Inc. *	776,351

Miscellaneous Metal Ores - 2.78%
213,945	NexGen Energy Ltd. (Canada) # *	277,057

Motor Vehicle Parts & Accessories - 4.82%
2,690	Honeywell International, Inc.	480,299

Motor Vehicles & Passenger Car - 2.77%
838	Tesla Motors, Inc. *	276,490

Pharmaceutical Preparations - 17.04%
12,890	BeyondSpring, Inc. *	160,480
98,703	Catalyst Pharmaceuticals, Inc. *	457,982
34,390	Corcept Therapeutics, Inc. *	441,224
9,975	Ionis Pharmaceuticals, Inc. *	638,001

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2019

1,697,687

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

November 30, 2019

Shares		Value

Radio & TV Broadcasting & Communications Equipment - 5.13%
6,123	Qualcomm, Inc.	$ 511,577

Retail-Catalog & Mail-Order Houses - 2.04%
113	Amazon.com, Inc. *	203,490

Security Brokers, Dealers & Flotation Companies - 4.86%
7,752	Stifel Financial Corp.	484,655

Semiconductors & Related Devices - 4.22%
19,190	Tower Semiconductor Ltd. (Israel) # *	420,645

Services-Computer Programming, Data Processing, Etc. - 0.45%
220	Facebook, Inc. Class A *	44,361

Specialty Chemicals - 1.93%
1,166,668	Nanoco Group Plc. (United Kingdom) # *	192,745

Television Broadcasting Stations - 2.93%
7,220	CBS Corp. Class B	291,544

TOTAL FOR COMMON STOCKS (Cost $7,262,856) - 99.13%		9,879,831

WARRANT - 0.46%
39,800	Amyris, Inc. 4/29/2021 @ $5.02 (Notional Value $159,996) (a) * +	45,412
TOTAL FOR WARRANT (Cost $0) - 0.46%		45,412

SHORT-TERM INVESTMENTS - 1.09%
108,514	Huntington Conservative Deposit Account 1.59% **	$ 108,514
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $108,514) - 1.09%		108,514

TOTAL INVESTMENTS (Cost $7,371,370) - 100.68%		10,033,757

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.68)%		(67,762)

NET ASSETS - 100.00%		$ 9,965,995

# Total market value for foreign common stock is $890,447, representing 8.93% of net assets.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

November 30, 2019

(a) Level 3 Security.  See Note 3.

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at November 30, 2019.

+ The notional amount is calculated by multiplying outstanding shares by the spot price at November 30, 2019.

The accompanying notes are an integral part of these financial statements.

As of November 30, 2019, the diversification of countries was as follows:

Country	Percentage of Net Assets

Canada	2.78%
Israel	4.22%
United Kingdom	1.93%
United States	91.75%
100.68%

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

November 30, 2019

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2019

Assets:
Investments, at Value (Cost $7,371,370)	$ 10,033,757
Receivables:
Dividends and Interest	8,384
Prepaid Expenses	5,362
Total Assets	10,047,503
Liabilities:
Due to Advisor	387
Due to Custodian	54,898
Directors' Fees	5,563
Other Accrued Expenses	20,660
Total Liabilities	81,508
Net Assets	$ 9,965,995

Net Assets Consist of:
Capital Stock	$ 4,998
Paid-In Capital	8,223,097
Distributable Earnings	1,737,900
Net Assets, for 499,828 Shares Outstanding	$ 9,965,995

Net Asset Value and Offering Price Per Share	$ 19.94

Minimum Redemption Price Per Share ($19.94*0.98) (Note 7) (a)	$ 19.54

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2019

(a) A minimum redemption fee of 2% is imposed in the event of certain redemption transactions occurring within 5 days of purchase.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2019

Investment Income:
Dividends	$ 99,949
Money Fund Dividends	2,045
Total Investment Income	101,994

Expenses:
Advisory	100,550
Transfer Agent	32,049
Distribution (12b-1) Fees	25,138
Directors' Fees	22,500
Legal	18,050
Audit	15,789
Printing and Mailing	15,785
Administrative	10,055
Registration	9,708
Custody (includes overdraft fees of $35)	6,299
Miscellaneous	5,879
Insurance	5,293
Total Expenses	267,095
Fees Waived and/or Reimbursed by the Advisor (Note 5)	(20,789)
Net Expenses	246,306

Net Investment Loss	(144,312)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments and Foreign Currency Transactions	(506,417)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	788,961
Net Change in Unrealized Appreciation on Warrant Transactions	45,412
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:	327,956

Net Increase in Net Assets Resulting from Operations	$ 183,644

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2019

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	11/30/2019	11/30/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (144,312)	$ (194,767)
Net Realized Loss on Investments and Foreign Currency Transactions	(506,417)	(10,088)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Currency and Warrant Transactions	834,373	(1,543,242)
Net Increase (Decrease) in Net Assets Resulting from Operations	183,644	(1,748,097)

Capital Share Transactions (Note 7)	(1,004,937)	(1,866,443)

Total Decrease	(821,293)	(3,614,540)

Net Assets:
Beginning of Year	10,787,288	14,401,828

End of Year	$ 9,965,995	$ 10,787,288

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	Years Ended
	11/30/2019	11/30/2018	11/30/2017	11/30/2016	11/30/2015

Net Asset Value, at Beginning of Year	$ 19.52	$ 22.58	$ 20.46	$ 22.92	$ 19.37

Income From Investment Operations:
Net Investment Loss *	(0.27)	(0.33)	(0.35)	(0.23)	(0.31)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.69	(2.73)	2.47	(2.23)	3.86
Total from Investment Operations	0.42	(3.06)	2.12	(2.46)	3.55

Redemption Fees ***	-†	-	-	-	-

Net Asset Value, at End of Year	$ 19.94	$ 19.52	$ 22.58	$ 20.46	$ 22.92

Total Return **	2.15%	(13.55)%	10.36%	(10.73)%	18.33%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,966	$ 10,787	$ 14,402	$ 14,775	$ 17,982
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.66%	2.29%	2.29%	2.29%	2.20%
Ratio of Net Investment Loss to Average Net Assets	(1.65)%	(1.53)%	(1.57)%	(1.13)%	(1.20)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.45%	2.29%	2.29%	2.31%	2.44%
Ratio of Net Investment Loss to Average Net Assets	(1.44)%	(1.53)%	(1.57)%	(1.15)%	(1.44)%
Portfolio Turnover	4.94%	18.94%	19.21%	76.98%	37.05%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

†  Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

November 30, 2019

NOTE 1. ORGANIZATION

The TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation  (the  "Company")  on November 5, 1997;  the Fund commenced  operations  on December 30, 1998.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund may invest larger positions in small number of companies of its total assets. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The Fund's performance may be affected disproportionately by the performance of relatively few stocks.  In addition, the volatility of the Fund may be greater than the overall volatility of the market.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal or excise tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period.  Management has reviewed the tax positions taken on its 2016-2018 returns and expected to be taken in the Fund’s 2019 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdiction as U.S. Federal and the state of Maryland.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2019

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.   The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is  recorded  on  the ex-dividend   date  and  interest  income  is  recorded  on  an  accrual  basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified  in the  components  of the net  assets  based  on  their  ultimate characterization  for federal  income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates - The   preparation  of  financial   statements  in  conformity   with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the reported  amounts of increases and  decreases  in net  assets  from  operations  during the  reporting  period. Actual results could differ from those estimates.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2019

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Subsequent Events - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors (the “Board”) has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing – The Board has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2019

normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2019

reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy. Money market funds are valued at their net asset value of $1 per share and are categorized as Level 1.

Restricted Securities - Restricted securities are generally acquired directly or indirectly from an issuer in a nonpublic offering. Because restricted securities are generally subject to restrictions on transfer, market quotations for such securities are generally not readily available, and they are considered to be illiquid securities.  The Board has adopted Portfolio Securities Valuation Procedures that, among other things, provide guidelines for the valuation of portfolio securities for which market quotations are not readily available (“Valuation Procedures”). The Valuation Procedures delegate the responsibility for determining the fair value of securities for which market quotations are not readily available to a Valuation Committee, subject to review and oversight by the Board.  Under circumstances where the Advisor determines that the market quotation or the price provided by a pricing service does not accurately reflect the current market value, such securities are also valued as determined in good faith by the Valuation Committee, subject to review and oversight by Board.  Restricted securities are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments (warrants) - The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock. Derivative transactions which are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Warrants are valued using the Black-Scholes Model and are categorized in Level 3 of the fair value hierarchy.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2019

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of November 30, 2019:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 9,879,831	$ -	$ -	$ 9,879,831
Warrant	-	-	45,412	45,412
Short-Term Investments	108,514	-	-	108,514
	$ 9,988,345	$ -	$ 45,412	$ 10,033,757

*Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

The following table sets forth a summary of the changes in the fair value of the Fund’s Level 3 investments for the year ended November 30, 2019:

	Balance as of November 30, 2018	Purchases/ (Sales)	Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Balance as of November 30, 2019
Warrant	$ -	$ -	$ -	$ 45,412	$ 45,412
	$ -	$ -	$ -	$ 45,412	$ 45,412

The following information about significant unobservable inputs (Level 3) for the Fund as of November 30, 2019:

Asset Categories	Fair Value	Valuation techniques	Unobservable Input	Input Values
Warrant	$ 45,412	Black-Scholes Model	Volatility	75%

The total change in unrealized depreciation included in the statement of operations attributable to level 3 investments still held at November 30, 2019 was $45,412.

NOTE 4. DERIVATIVE TRANSACTIONS

As of November 30, 2019, the location of the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Asset Categories	Location	Total
Warrant	Investment in securities at value	$ 45,412

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2019

Unrealized gains and losses on derivative contracts entered into by the Fund during the year ended November 30, 2019, are recorded in the following location on the Statement of Operations:

Net change in unrealized appreciation/(depreciation) on:	Location	Total
Warrant	Net change in unrealized Appreciation on warrants	$ 45,412

The Fund considers the average quarter-end notional amounts during the year, categorized by primary underlying risk, to be representative of its derivative activities during the year ended November 30, 2019.

Average notional value of:

Warrant

$ 148,454

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities, which require that the Fund disclose: a) how and why an entity uses derivative instruments and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.  For the year ended November 30, 2019, the Advisor earned a fee of $100,550 from the Fund. The Advisor  has  contractually  agreed to waive all or a portion of its  management fees and/or reimburse the Fund for the expenses  it incurs,  but only to the extent  necessary to maintain  total annual operating expenses at 2.45% of the average daily net assets, through  November 30, 2019. For the year ended November 30, 2019, the Advisor waived or reimbursed the Fund for $20,789. At November 30, 2019, the Advisor owed the Fund $466 for reimbursement of expenses.

The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.45% of the

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2019

average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree). At November 30, 2019, amounts subject to future recoupment are as follows:

Recoverable Through	Amount Recoverable
November 30, 2022	$20,789

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the year ended November 30, 2019, the Advisor earned a fee of $10,055 from the Fund under the Administrative Agreement.  At November 30, 2019, the Fund owed the Advisor $853 for administrative fees.

The  Fund has  adopted  a plan  pursuant  to Rule  12b-1 under  the  Investment Company Act of 1940 for each class of shares  authorized  (each  such  plan,  a "Distribution  Plan"). The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to securities dealers and other financial institutions and organizations as compensation for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the year ended November 30, 2019, were $25,138.  For the year ended November 30, 2019, the Advisor received 12b-1 fees of $16,701.

NOTE 6. INVESTMENTS

For the year ended November 30, 2019, purchases and sales of investment securities, excluding short-term investments were as follows:

Amount
Purchases	$ 489,945
Sales	$ 1,297,821

NOTE 7. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital stock par value and paid in capital at November 30, 2019, was $8,228,095. Capital share transactions for the years ended November 30, 2019 and 2018, respectively, were as follows:

	Year Ended 11/30/19		Year Ended 11/30/18
	Shares	$ Amount	Shares	$ Amount
Shares sold	7,387	$ 140,643	4,856	$ 105,136
Shares redeemed	(60,149)	(1,145,580)	(90,133)	(1,971,579)
Net decrease	(52,762)	$(1,004,937)	(85,277)	$(1,866,443)

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2019

For the year ended November 30, 2019, the shares redeemed amounts include account servicing fees of $8,408 which were used to offset Transfer Agent fees on the Statement of Operations.

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the year ended November 30, 2019, $6 was collected of redemption fees from shareholder transactions and the year ended November 30, 2018, no redemption fees were collected by the Fund from shareholder transactions.

NOTE 8.   TAX MATTERS

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2019, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$2,662,387
Post-December Ordinary Losses	(131,642)
Capital Loss Carryforwards	(792,845)
Total Distributable Earnings, Net	$1,737,900

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  As of November 30, 2019, the Fund elected to defer net capital losses and net ordinary losses as indicated in the charts below.

Post-October Losses		Post-December Losses
Deferred	Utilized	Deferred	Utilized
$ -	$ 9,206	$ 131,642	$ 176,074

As of November 30, 2019, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Long-term non-expiring	$ 507,183
Short-term non-expiring	285,662
Total	$ 792,845

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

The Fund has recorded a reclassification in the capital accounts. As of November 30, 2019, the Fund recorded permanent book/tax differences of $188,784 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2019

value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

As of November 30, 2019, unrealized appreciation (depreciation) and cost of investment securities on a tax basis, were as follows:

Gross unrealized appreciation on investment securities	$ 3,834,907
Gross unrealized depreciation on investment securities	(1,172,520)
Net unrealized appreciation on investment securities	$ 2,662,387

Tax Cost of investment securities *	$ 7,371,370

* Includes short-term investment.

No distributions were paid by the Fund for the years ended November 30, 2019 and 2018.

NOTE 9.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 10.  NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

TANAKA Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the TANAKA Growth Fund (the "Fund"), a series of the TANAKA Funds, Inc., including the schedule of investments, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the TANAKA Growth Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of November 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006

Abington, Pennsylvania

January 27, 2020

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

November 30, 2019 (UNAUDITED)

 Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. Please note that the expenses shown in the table are meant to highlight your ongoing costs (in dollars) only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2019 through November 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2019	November 30, 2019	June 1, 2019 to November 30, 2019

Actual	$1,000.00	$1,107.16	$12.94
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.78	$12.36

* Expenses are equal to the Fund's annualized expense ratio of 2.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

TANAKA GROWTH FUND

ADDITIONAL INFORMATION

November 30, 2019 (UNAUDITED)

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

INVESTMENT ADVISORY AGREEMENT RENEWAL

At a meeting held on December 12, 2019, the Board considered the renewal of the Investment Advisory Agreement between the Fund and Tanaka Capital Management, Inc. (the “IA Agreement”).  The Board began its review of the IA Agreement and discussed the Board’s responsibilities and considerations when reviewing the Agreement.  Independent Counsel (“Counsel”) advised the Board that there are five factors set forth by the SEC as minimum considerations, each of which must be visited when considering the renewal of the IA Agreement.  Counsel guided the Board through each consideration, including: (1) the nature, extent, and quality of the services to be provided by the investment advisor; (2) the investment performance of the fund and the investment advisor; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In addition to the five factors discussed above, and to further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board had requested and received the following information: a description of the Advisor’s business and any personnel changes, the Code of Ethics and insider trading policy, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor and sub-advisors and their personnel. In addition, the Board requested and received financial statements from the Adviser for relevant periods, a description of the compensation received by the Advisor from the Fund both as aggregate and in relation to fees charged by other advisors to similar funds, information relating to the Advisor’s policies and procedures regarding best execution, trade allocation, and soft dollar arrangements.  The materials prepared by the Advisor were provided to the Board in advance of the meeting.

The Board considered the fees charged by the Advisor in light of the services provided to the Fund by the Advisor.  After full review of the materials presented and careful consideration, the Board, with the independent Directors separately concurring, agreed that the fees charged by the Advisor were fair and reasonable in light of the services provided to the Fund.

The Board then discussed the nature, extent and quality of the Advisor’s services to the Fund.  In particular, the Board noted with approval the Advisor’s commitment to maintaining certain targeted expense ratios for the Fund, its efforts in providing comprehensive and consistent investment management to the Fund, and its efforts to maintain ongoing regulatory compliance for the Fund.  The Board noted for the record

TANAKA GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

November 30, 2019 (UNAUDITED)

that it reviewed, on a quarterly basis, performance and management reports relating to the Fund, and those prior reviews were incorporated into the Board’s current considerations.

The Board discussed the Advisors current fee structure and whether such structure would allow the Fund to realize economies of scale as they grow.  Accordingly, it would be premature of the Board to consider economies of scale.

The Board next considered the investment performance of the Fund and the Advisor’s performance.  The Board generally approved of the Fund’s performance.  The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline.  The Board also noted with approval that although the Adviser’s business was not devoted exclusively to serving the Fund, the Advisor did not appear to realize any extraordinary ancillary benefits or profits deriving from its relationship with the Fund.  Further considerations are discussed below.

1.  The nature, quality, and extent of services furnished by TANAKA, including:

(a) That the breadth and the quality of investment advisory and other services being provided are satisfactory, as evidenced in part by the performance record of the Fund compared with the performance records of a peer group of comparable funds;

(b) That TANAKA has made significant expenditures in prior years to ensure that it has the systems and highly trained personnel necessary for it to be able to continue to provide quality service to the Fund’s shareholders, including the dedication of substantial resources to TANAKA’s investment and trading departments; and

(c) That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by TANAKA to the Fund, and has determined that TANAKA is charging fair, reasonable, and competitive fees.

(d) The risks assumed by TANAKA in providing investment advisory services to the Fund including the capital commitments which have been made in the past and which continue to be made by TANAKA to ensure the continuation of the highest quality of service to the Fund is made with the recognition that the Fund’s advisory relationship with TANAKA can be terminated at any time and must be renewed on an annual basis.

2.  The fairness of fee arrangements, including:

(a) That upon review of the advisory fee structures of the Fund in comparison with other similar funds, the level of investment advisory fees paid by the Fund is competitive;

(b) That the expense ratio of the Fund is generally competitive;

(c) That TANAKA has contractually agreed to impose expense limitations on the Fund at a cost to TANAKA; and

TANAKA GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

November 30, 2019 (UNAUDITED)

(d) That the advisory and other fees payable by the Fund to TANAKA are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation.

(e) That the fees paid to TANAKA for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds, and to the extent that the fees of those accounts are lower, the reasons why such accounts are less costly for TANAKA to manage.

(f) The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

3.  The costs borne by TANAKA in providing advisory services to the Fund and the profitability of TANAKA in light of the estimated profitability analysis which had been provided by TANAKA; and

4.  The benefits to TANAKA from serving as the Fund’s Advisor

After full discussion and consideration, and being no further questions or comments from the Board, the contract with the Adviser was renewed for another year.

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

November 30, 2019 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (71)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Thomas R. Schwarz (83)	Director (since 1997)	Retired; President and COO of Dunkin Donuts, Inc. from 1966 to 1989; CEO of Grossmans, Inc. from 1989 to 1994.	TransAct Technologies, Inc.
Jeffrey J. Cianci (61) **	Director (since 2017)	Partner and Managing Director at 41-North Securities	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (71)*	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	Council for Economic Education since 2018.
Benjamin M. Bratt (27)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

** On December 13, 2019, Jeffrey J. Cianci resigned his seat on the Board of Directors.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

For the year ended November 30, 2019, each Director was paid a fee of $5,625.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 369 Lexington Avenue, 20th Floor, New York, New York 10017.

This Page Was Left Blank Intentionally

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Thomas R. Schwarz

Jeffrey J. Cianci

OFFICERS

Graham Y. Tanaka

Benjamin M. Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

David Jones, Esquire

20770 Hwy 281 N, Suite 108-619

San Antonio, TX 78258

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2019

$ 13,700

FY 2018

$ 13,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2019

$ N/A

$N/A

FY 2018

$ N/A

$N/A

Nature of the fees:

(c)

Tax Fees

Registrant

Adviser

FY 2019

$ 2,400

$N/A

FY 2018

$ 2,200

$N/A

Nature of the fees: Preparation of the Fund’s tax return.

(d)

All Other Fees

Registrant

Adviser

FY 2019

$ N/A

$N/A

FY 2018

$ N/A

$N/A

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Fund's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, and (v) receive the auditor's specific representations as to their independence;

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

N/A%

Tax Fees:

0%

N/A%

All Other Fees:

N/A  %

N/A%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2019

$ 2,400

$  0

FY 2018

$ 2,200

$  0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     January 31, 2020

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     January 31, 2020

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date     January 31, 2020

* Print the name and title of each signing officer under his or her signature.